                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2000

I. RECONCILIATION OF COLLECTION ACCOUNT:
----------------------------------------
      End of Period Collection Account Balance as of Prior Payment Date:                      494,727.27
      Available Funds:
        Contract Payments due and received in this period                                   4,564,746.61
        Contract Payments due in prior period(s) and received in this period                  446,694.26
        Contract Payments received in this period for next period                              62,170.75
        Sales, Use and Property Tax, Maintenance, Late Charges                                 79,488.30
        Prepayment Amounts related to early termination in this period                        196,323.66
        Servicer Advance                                                                      659,752.39
        Proceeds received from recoveries on previously Defaulted Contracts                         0.00
        Transfer from Reserve Account                                                          10,116.44
        Interest earned on Collection Account                                                  13,245.08
        Interest earned on Affiliated Account                                                   2,441.17
        Proceeds from repurchase of Contracts per Contribution and
          Servicing Agreement Section 5.03                                                          0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                             0.00
        Amounts paid under insurance policies                                                       0.00
        Any other amounts                                                                           0.00

                                                                                           -------------
      Total Available Funds                                                                 6,529,705.93
      Less: Amounts to be Retained in Collection Account                                      400,891.61
                                                                                           -------------
      AMOUNT TO BE DISTRIBUTED                                                              6,128,814.32
                                                                                           =============

      DISTRIBUTION OF FUNDS:
      ----------------------
        1.   To Trustee -  Fees                                                                     0.00
        2.   To Servicer, any unreimbursed Nonrecoverable Advances
               or Servicer Advances                                                           446,694.26
        3.   To Noteholders (For Servicer Report immediately following the
               Final Additional Closing Date)

               a) Class A1 Principal and Interest                                           3,766,692.57
               a) Class A2 Principal (distributed after A1 Note matures)
                  and Interest                                                                200,141.50
               a) Class A3 Principal (distributed after A2 Note matures)
                  and Interest                                                                363,849.78
               a) Class A4 Principal (distributed after A3 Note matures)
                  and Interest                                                                440,913.38
               b) Class B Principal and Interest                                               81,837.91
               c) Class C Principal and Interest                                              164,535.38
               d) Class D Principal and Interest                                              111,606.98
               e) Class E Principal and Interest                                              152,224.28

        4.   To Reserve Account for Requirement per Indenture Agreement
               Section 3.08                                                                         0.00
        5.   To Issuer - Residual  Principal and Interest and Reserve
               Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization
                  Event in effect)                                                             70,616.15
               b) Residual Principal (Provided no Restricting or Amortization
                  Event in effect)                                                            121,806.36
               c) Reserve Account Distribution (Provided no Restricting
                  or Amortization Event in effect)                                             10,116.44
        6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
               Earned and Any Other Amounts                                                    95,174.55
        7.   To Servicer, Servicing Fee and other Servicing Compensations                     102,604.78
                                                                                           -------------
        TOTAL FUNDS DISTRIBUTED                                                             6,128,814.32
                                                                                           =============

                                                                                           -------------
        End of Period Collection Account Balance {Includes Payments in
          Advance & Restricting Event Funds (if any)}                                         400,891.61
                                                                                           =============

II. RESERVE ACCOUNT
------------------
Beginning Balance                                                                          $4,104,190.93
      - Add Investment Earnings                                                                10,116.44
      - Add Transfer from Certificate Account (To Satisfy Reserve
        Account Requirement)                                                                        0.00
      - Less Distribution to Certificate Account                                               10,116.44
                                                                                           -------------
End of period balance                                                                      $4,104,190.93
                                                                                           =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
Required Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and
Class E Note Balances.                                                                     $4,104,190.93
                                                                                           =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2000

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Pool A                      164,326,991.61
                           Pool B                       76,452,008.39
                                                       --------------
                                                                                          240,779,000.00
Class A Overdue Interest, if any                                 0.00
Class A Monthly Interest - Pool A                          818,028.48
Class A Monthly Interest - Pool B                          380,582.15

Class A Overdue Principal, if any                                0.00
Class A Monthly Principal - Pool A                       1,761,995.38
Class A Monthly Principal - Pool B                       1,810,991.22
                                                       --------------
                                                                                            3,572,986.60
Ending Principal Balance of the Class A Notes
                           Pool A                      162,564,996.23
                           Pool B                       74,641,017.17
                                                       --------------                     --------------
                                                                                          237,206,013.40
                                                                                          ==============

----------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000           Ending Principal
Original Face $240,779,000          Original Face $240,779,000           Balance Factor
      $4.978053                             $14.839278                     98.516072%
----------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                    39,975,000.00
                           Class A2                    41,000,000.00
                           Class A3                    74,000,000.00
                           Class A4                    85,804,000.00
                                                       --------------
Class A Monthly Interest                                                                  240,779,000.00
                           Class A1 (Actual
                             Number Days/360)              193,705.97
                           Class A2                        200,141.50
                           Class A3                        363,849.78
                           Class A4                        440,913.38
                                                       --------------
Class A Monthly Principal
                           Class A1                      3,572,986.60
                           Class A2                              0.00
                           Class A3                              0.00
                           Class A4                              0.00
                                                       --------------
                                                                                           3,572,986.60
Ending Principal Balance of the Class A Notes
                           Class A1                     36,402,013.40
                           Class A2                     41,000,000.00
                           Class A3                     74,000,000.00
                           Class A4                     85,804,000.00
                                                       --------------                     --------------
                                                                                          237,206,013.40
                                                                                          ==============

Class A1
--------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000          Ending Principal
Original Face $39,975,000          Original Face $39,975,000           Balance Factor
       $4.845678                          $89.380528                      91.061947%
--------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2000


V. CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
          Pool A                                         2,800,900.30
          Pool B                                         1,303,099.70
                                                       --------------
                                                                                            4,104,000.00

     Class B Overdue Interest, if any                            0.00
     Class B Monthly Interest - Pool A                      14,287.55
     Class B Monthly Interest - Pool B                       6,647.18
     Class B Overdue Principal, if any                           0.00
     Class B Monthly Principal - Pool A                     30,034.01
     Class B Monthly Principal - Pool B                     30,869.17
                                                       --------------
                                                                                               60,903.18
     Ending Principal Balance of the Class B Notes
          Pool A                                         2,770,866.29
          Pool B                                         1,272,230.53
                                                       --------------                     --------------
                                                                                            4,043,096.82
                                                                                          ==============

     -------------------------------------------------------------------------------------
     Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
     Original Face $4,104,000          Original Face $4,104,000            Balance Factor
            $5.101055                         $14.839956                      98.516004%
     -------------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class C Notes
          Pool A                                           5,601,800.60
          Pool B                                           2,606,199.40
                                                         --------------
                                                                                              8,208,000.00

     Class C Overdue Interest, if any                              0.00
     Class C Monthly Interest - Pool A                        29,161.73
     Class C Monthly Interest - Pool B                        13,567.29
     Class C Overdue Principal, if any                             0.00
     Class C Monthly Principal - Pool A                       60,068.02
     Class C Monthly Principal - Pool B                       61,738.34
                                                         --------------
                                                                                                121,806.36
     Ending Principal Balance of the Class C Notes
          Pool A                                           5,541,732.58
          Pool B                                           2,544,461.06
                                                         --------------                     --------------
                                                                                              8,086,193.64
                                                                                            ==============

     -------------------------------------------------------------------------------------
     Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
     Original Face $8,208,000          Original Face $8,208,000            Balance Factor
          $5.205777                           $14.839956                     98.516004%
     -------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D Notes
          Pool A                                         3,734,533.73
          Pool B                                         1,737,466.27
                                                        -------------
                                                                                            5,472,000.00

     Class D Overdue Interest, if any                            0.00
     Class D Monthly Interest - Pool A                      20,749.28
     Class D Monthly Interest - Pool B                       9,653.46
     Class D Overdue Principal, if any                           0.00
     Class D Monthly Principal - Pool A                     40,045.35
     Class D Monthly Principal - Pool B                     41,158.89
                                                        -------------
                                                                                               81,204.24
     Ending Principal Balance of the Class D Notes
          Pool A                                         3,694,488.38
          Pool B                                         1,696,307.38
                                                        -------------                     --------------
                                                                                            5,390,795.76
                                                                                          ==============

     -------------------------------------------------------------------------------------
     Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
     Original Face $5,472,000          Original Face $5,472,000            Balance Factor
           $5.556056                          $14.839956                      98.516004%
     -------------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class E Notes
           Pool A                                        4,668,167.17
           Pool B                                        2,171,832.83
                                                        -------------
                                                                                            6,840,000.00

      Class E Overdue Interest, if any                           0.00
      Class E Monthly Interest - Pool A                     34,614.72
      Class E Monthly Interest - Pool B                     16,104.26
      Class E Overdue Principal, if any                          0.00
      Class E Monthly Principal - Pool A                    50,056.69
      Class E Monthly Principal - Pool B                    51,448.61
                                                        -------------
                                                                                              101,505.30
      Ending Principal Balance of the Class E Notes
           Pool A                                        4,618,110.48
           Pool B                                        2,120,384.22
                                                        -------------                     --------------
                                                                                            6,738,494.70
                                                                                          ==============

     -------------------------------------------------------------------------------------
     Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
     Original Face $6,840,000          Original Face $6,840,000            Balance Factor
           $7.415056                          $14.839956                      98.516004%
     -------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

     Beginning Residual Principal Balance
          Pool A                                         5,602,980.54
          Pool B                                         2,606,748.36
                                                         ------------
                                                                                            8,209,728.90

     Residual Interest - Pool A                             54,873.47
     Residual Interest - Pool B                             15,742.68
     Residual Principal - Pool A                            60,068.02
     Residual Principal - Pool B                            61,738.34
                                                         ------------
                                                                                              121,806.36
     Ending Residual Principal Balance
          Pool A                                         5,542,912.52
          Pool B                                         2,545,010.02
                                                         ------------
                                                                                            ------------
                                                                                            8,087,922.54
                                                                                            ============
X. PAYMENT TO SERVICER

     - Collection period Servicer Fee                                                         102,604.78
     - Servicer Advances reimbursement                                                        446,694.26
     - Tax, Maintenance, Late Charges, Bank Interest
       and other amounts                                                                       95,174.55
                                                                                            ------------
     Total amounts due to Servicer                                                            644,473.59
                                                                                            ============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2000


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
    at the beginning of the related Collection Period                                                           186,735,373.96

  Aggregate Discounted Contract Balance of Additional Contracts acquired
    during Collection Period                                                                                              0.00

  Decline in Aggregate Discounted Contract Balance                                                                2,002,267.48

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                                       --------------
    at the ending of the related Collection Period                                                                184,733,106.48
                                                                                                                  ==============


  Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                1,826,703.88

    - Principal portion of Prepayment Amounts                                       175,563.60

    - Principal portion of Contracts repurchased under Indenture Agreement
      Section 4.02                                                                        0.00

    - Aggregate Discounted Contract Balance of Contracts that have become
      Defaulted Contracts during the Collection Period                                    0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added
      during Collection Period                                                            0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts
      withdrawn during Collection Period                                                  0.00
                                                                                  ------------
                 Total Decline in Aggregate Discounted Contract Balance           2,002,267.48
                                                                                  ============

POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
    at the beginning of the related Collection Period                                                            86,877,354.94

  Aggregate Discounted Contract Balance of Additional Contracts acquired
    during Collection Period                                                                                              0.00

  Decline in Aggregate Discounted Contract Balance                                                                2,057,944.56

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                                       --------------
    at the ending of the related Collection Period                                                                 84,819,410.38
                                                                                                                  ==============


  Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments and Servicer Advances                1,978,114.76

    - Principal portion of Prepayment Amounts                                        79,829.80

    - Principal portion of Contracts repurchased under Indenture Agreement
      Section 4.02                                                                        0.00

    - Aggregate Discounted Contract Balance of Contracts that have become
      Defaulted Contracts during the Collection Period                                    0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added
      during Collection Period                                                            0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts
      withdrawn during Collection Period                                                  0.00
                                                                                  ------------
                 Total Decline in Aggregate Discounted Contract Balance           2,057,944.56
                                                                                  ============
                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED
  COLLECTION PERIOD                                                                                             269,552,516.86
                                                                                                                ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                        Predecessor
                                  Discounted        Predecessor     Discounted
      Lease #     Lessee Name     Present Value     Lease #         Present Value
      -------     -----------     -------------     -------         -------------
                  NONE








                                  -------------                     -------------
                                  Totals: $0.00                             $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS               $0.00
     b) ADCB OF POOL A AT CLOSING DATE                            $186,735,373.96
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                        0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES                NO     X
                                                                                                       ----------       ----------

      POOL B                                                        Predecessor
                                  Discounted        Predecessor     Discounted
      Lease #     Lessee Name     Present Value     Lease #         Present Value
      -------     -----------     -------------     -------         -------------
                  NONE








                                  -------------                     -------------
                                  Totals: $0.00                             $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                   $86,877,354.94
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES                NO     X
                                                                                                       ----------       ----------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                           Predecessor
                                           Discounted             Predecessor          Discounted
     Lease #          Lessee Name          Present Value          Lease #              Present Value
     -------          -----------          -------------          -------              -------------
                      None










                                           -------------                                -----------
                                           Totals: $0.00                                      $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                           0.00
     b) ADCB OF POOL A AT CLOSING DATE                                              $186,735,373.96
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES                NO     X
                                                                                                       ----------       ----------

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                     Predecessor
                                           Discounted             Predecessor          Discounted
     Lease #          Lessee Name          Present Value          Lease #              Present Value
     -------          -----------          -------------          -------              -------------
                      None










                                           -------------                                -----------
                                           Totals: $0.00                                      $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                             $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                               $86,877,354.94
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                    NO     X
                                                                                    ----------            ----------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2000


XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
     This Month                               1,603,708.65             This Month                           269,552,516.86
     1 Month Prior                               71,988.62             1 Month Prior                        273,612,728.90
     2 Months Prior                                   0.00             2 Months Prior                                 0.00

     Total                                    1,675,697.27             Total                                543,165,245.76

     a) 3 MONTH AVERAGE                         558,565.76             b) 3 MONTH AVERAGE                   181,055,081.92

     c) a/b                                           0.31%

2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                   Yes__________     No____X_____
3. Restricting Event Check
        A. A Delinquency Condition exists for current period?                                      Yes__________     No____X_____
        B. An Indenture Event of Default has occurred and is then continuing?                      Yes__________     No____X_____


4. Has a Servicer Event of Default occurred?                                                       Yes__________     No____X_____

5. Amortization Event Check
        A. Is 1c  > 8%?                                                                           Yes__________     No____X_____
        B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
           or obligation not remedied within 90 days?                                              Yes__________     No____X_____

        C. As of any Determination date, the sum of all defaulted contracts since the
           Closing date exceeds 6% of the ADCB on the Closing Date?                                Yes__________     No____X_____

6. Aggregate Discounted Contract Balance at Closing Date                                 Balance $273,612,728.90
                                                                                         -----------------------

   DELINQUENT LEASE SUMMARY

        Days Past Due                     Current Pool Balance                      # Leases
        -------------                     --------------------                      --------
              31 - 60                            11,915,164.23                            40
              61 - 90                             1,367,938.84                            11
             91 - 180                             1,603,708.65                             3


    Approved By:
    Lisa J. Cruikshank
    Vice President